Restricted Stock - Unearned Compensation	12 Months Ended
Dec. 31, 2013
Restricted Stock - Unearned Compensation [Abstract]
Restricted Stock - Unearned Compensation
(14)	Restricted Stock - Unearned Compensation

In April 2004, the stockholders of Colony Bankcorp, Inc. adopted a restricted stock grant plan which awards certain executive officers common shares of the Company.  The maximum number of shares which may be subject to restricted stock awards (split-adjusted) is 143,500.  To date, 53,256 shares have been issued under this plan and 17,798 shares have been forfeited; thus, the remaining shares which may be issued are 108,042 at December 31, 2013.  During 2013, there were no shares of restricted stock issued or forfeited. The shares are recorded at fair market value (on the date granted) as a separate component of stockholders’ equity.  The cost of the shares, when issued, is amortized against earnings using the straight-line method over the restriction period, typically three years.